Exhibit 10.02

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 29, 2012, by and among FTI CONSULTING, INC., a Maryland corporation (the “Company”), each other Loan Party (this and all other capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement referred to below), the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (“Administrative Agent”) for the Lenders with respect to the Credit Agreement, dated as of September 27, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, each other Loan Party, the Lenders, the other financial institutions party thereto from time to time and the Administrative Agent.

W I T N E S S E T H

WHEREAS, in connection with the proposed adoption of a revised UK compensation scheme, the Company proposes to effect changes to the corporate structure of certain of its UK-incorporated Subsidiaries;

WHEREAS, the Company has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement to give effect to the proposed compensation arrangements; and

WHEREAS, the Lenders party hereto (which constitute the Required Lenders) have agreed to such request on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Section 1.02, 1.05 and 1.06 of the Credit Agreement.

2. Amendments. The Lenders party hereto (which constitute the Required Lenders) and the Administrative Agent hereby agree to the following amendments on the Effective Date:

(a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in their proper alphabetical order with respect to the existing definitions:

“Foreign Subsidiary Employee Plan” means any Deed of Individual Terms or other document or agreement between or among a Foreign Subsidiary and one or more Employees pursuant to which such Employee has provided and/or shall provide services to such Foreign Subsidiary or an affiliate of such Foreign Subsidiary, as amended, waived, supplemented, renewed, replaced or otherwise modified from time to time; provided that the terms thereof are not, when taken as a whole, materially less favorable to the Company than compensation arrangements that are customary or appropriate for similarly situated companies in the markets in which such Foreign Subsidiary operates.

“Permitted Foreign Subsidiary Disposition” means any issuance from time to time of Capital Stock of any Foreign Subsidiary to any Employee pursuant to a Foreign Subsidiary Employment Plan; provided that (i) after giving effect to such issuance such Foreign Subsidiary remains a Subsidiary of the Company, (ii) such Capital Stock issued to Employees does not materially reduce the Company’s Control of such Foreign Subsidiary and (iii) the Capital Stock issued to such Employees does not materially reduce the economic interests of the Company in such Foreign Subsidiary.

“Permitted Foreign Subsidiary Payment” means any Restricted Payment by a Foreign Subsidiary from time to time to any Employee pursuant to any Foreign Subsidiary Employee Plan which Restricted Payment is (i) in the nature of, or in lieu of, compensation payable to Employees or (ii) constitutes a redemption or repurchase of Capital Stock in a Foreign Subsidiary held by an Employee.

(b) The definition of “Disposition” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following at the end of in clause (ix) of such definition: “or constituting a Permitted Foreign Subsidiary Disposition,”

(c) Section 8.02 of the Credit Agreement shall be amended by replacing clause (d) thereof in its entirety with: “loans by a Foreign Subsidiary to any Employee pursuant to any Foreign Subsidiary Employee Plan in the nature of, or in lieu of, employment compensation;”

(d) Section 8.06 of the Credit Agreement shall be amended by replacing the period at the end of clause (e) with “; and”and inserting the following immediately following clause (e): (f) from time to time any Foreign Subsidiary may make any Permitted Foreign Subsidiary Payment and may enter into any Foreign Subsidiary Employee Plan with any Employee.

(e) Section 8.08 of the Credit Agreement shall be amended by replacing the word “and” immediately before clause (e) with “,” and inserting the following immediately after the words “director or Affiliate” in clause (e): “and (f) any transactions between any Foreign Subsidiary and any Employee pursuant to any Foreign Subsidiary Employee Plan.”

(f) Section 8.13 of the Credit Agreement shall be amended by inserting the following at the end of clause (a) thereof: “, except any amendment, modification or change to the Organization Documents of any Foreign Subsidiary to the extent necessary to give effect to any Foreign Subsidiary Employee Plan.”.

(g) Section 8.14 of the Credit Agreement shall be amended by inserting the following words in the first line thereof immediately following the words “to the contrary,”: “except to the extent permitted with respect to the Capital Stock of any Foreign Subsidiary pursuant to any Foreign Subsidiary Employee Plan,”.

3. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Company, each other Loan Party, the Required Lenders and the Administrative Agent (the date of such effectiveness, the “Effective Date”).

4. Representations and Warranties. The Company and each other Loan Party hereby represents and warrants as follows:

(a) The Company and each other Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by each of the Loan Parties and constitutes each Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity.

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection

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with the execution, delivery or performance by the Company or any other Loan Party of this Amendment, other than (i) those of the Required Lenders and the Administrative Agent, (ii) those that have already been obtained and are in full force and effect, (iii) filings (if any) with the SEC after the date hereof under Section 13 or 15(d) of the Securities Exchange Act of 1934 and (iv) to the extent the failure to obtain the same could not reasonably be expected to have a Material Adverse Effect.

(d) After giving effect to this Amendment, the representations and warranties of the Company and each other Loan Party set forth in Article VI of the Credit Agreement and in each other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a), (b) and (f) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), as applicable, of Section 7.01 of the Credit Agreement.

(e) No Default or Event of Default exists after giving effect to this Amendment.

5. Continuing Effects.

(a) This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Administrative Agent, the Swing Line Lender, the L/C Issuer or any Lender that would require a waiver or consent of such Person or the Required Lenders and shall not extend to any other rights and remedies any such Person may have under the Credit Agreement, any other Loan Document or applicable law. Except as expressly provided in Section 2 hereof, the Credit Agreement, each other Credit Document and the Obligations (including, without limitation, the Domestic Obligations, the Foreign Obligations and the L/C Obligations) of the Company and each other Loan Party thereunder and under the other Loan Documents, are hereby ratified and continued and shall continue to be and shall remain in full force and effect in accordance with their terms.

(b) The Company and each other Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its Obligations (including, without limitation, its Domestic Obligations, its Foreign Obligations and its L/C Obligations) under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Obligations under the Credit Agreement or the other Loan Documents.

(c) Each Guarantor hereby confirms and agrees that the Guaranty shall continue and remain in full force and effect after giving effect to this Amendment.

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6.	Miscellaneous.

(a) The Company agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of counsel.

(b) This Amendment may be executed counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

(c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(d) If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

COMPANY:	FTI CONSULTING, INC., a Maryland corporation

	By:	/s/ ERIC B. MILLER
Name: ERIC B. MILLER
Title: EVP AND GENERAL COUNSEL

GUARANTORS:	FTI, LLC,

a Maryland limited liability company

COMPASS LEXECON LLC,

a Maryland limited liability company

FTI INTERNATIONAL, LLC,

a Maryland limited liability company

COMPETITION POLICY ASSOCIATES, INC., a

District of Columbia corporation

FTI CONSULTING LLC,

a Maryland limited liability company

FTI GENERAL PARTNER LLC,

a Maryland limited liability company

FTI HOSTING LLC,

a Maryland limited liability company

FTI CONSULTING TECHNOLOGY LLC,

a Maryland limited liability company

FTI CONSULTING TECHNOLOGY SOFTWARE

CORP (f/n/a ATTENEX CORPORATION),

a Washington corporation

FD MWA HOLDINGS INC.,

a Delaware corporation

FTI CONSULTING (SC) INC. (f/n/a FD U.S.

COMMUNICATIONS, INC.),

a New York corporation

	By:	/s/ ERIC B. MILLER
Name: ERIC B. MILLER
Title: SVP

FTI INVESTIGATIONS, LLC, a Maryland limited liability company

	By:	/s/ ERIC B. MILLER
Name: ERIC B. MILLER
Title: VP

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Barbara P. Levy
Name: Barbara P. Levy
Title: Senior Vice President

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Director

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Beth Rue
Beth Rue
Director

COMERICA BANK as a Lender

By:	/s/ Blake Arnett
Name: Blake Arnett
Title: Vice President

SOVEREIGN BANK, N.A., as a Lender

By:	/s/ THOMAS J. DEVITT
Name: THOMAS J. DEVITT
Title: SENIOR VICE PRESIDENT

JPMorgan Chase Bank, N.A. as a Lender

By:	/s/ Philip Mousin
Name: Philip Mousin
Title: Credit Executive

HSBC Bank USA, N.A. as a Lender

By:	/s/ Eric P. Rodawig
Name: Eric P. Rodawig
Title: Assistant Vice President

SunTrust Bank, as a Lender

By:	/s/ Douglas O’Bryan
Name: Douglas O’Bryan
Title: Director

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ David W. Dinella
Name: David W. Dinella
Title: Senior Vice President

Acknowledged and agreed:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Roberto Salazar
Name: Roberto Salazar
Title: Vice President